Income tax	12 Months Ended
Dec. 31, 2021
Income taxes paid (refund) [abstract]
Income tax	Income tax
Accounting policy

The Company and its subsidiaries are subject to income tax in their respective jurisdictions.

Deferred taxes are recognized on a full provision basis using the liability method for all temporary differences between the tax basis and accounting basis of assets and liabilities in the financial statements.

The main temporary differences relate to tax loss carryforwards. The prevailing income tax rates on the reporting date are used to determine deferred taxes. Deferred tax assets, which mainly arise as a result of tax loss carryforwards, are only recognized to the extent that it is probable that sufficient taxable income will be available in the future against which to offset the tax loss carryforwards or the temporary differences. Management uses its best judgment to determine such probability. Given the Company’s current stage of development and its short-term earnings outlook, the Company is unable to make sufficiently reliable forecasts of future earnings and accordingly, deferred tax assets have not been recognized and offset only to the extent of deferred tax liabilities in the same taxable entities.

Detail of income tax

As of December 31, 2021, in accordance with the applicable legislation, the Company has €284 million of evergreen tax losses in France, in comparison with €235 million and €184.3 million of evergreen tax losses in France as of December 31, 2020 and 2019, respectively. For fiscal years ended on or after December 31, 2018, the use of tax loss carryforwards in France is capped at €1.0 million, plus 50% of the portion of profits in excess of that limit.

The cumulative tax loss carryforwards for the U.S. entities of the Company totaled $3.4 million as of December 31, 2021, $4.4 million as of December 31, 2020 and $4.8 million in the United States as of December 31, 2019. The tax loss carryforwards that were generated before January 1, 2018 will expire 20 years after they were generated; those generated after that date have an indefinite carryforward. The tax loss carryforwards in the U.S. comply with the federal and each state’s Net Operating Loss (“NOL”) rules updated by the Tax Cuts and Jobs Act (“TCJA”) of 2017.

The following table reconciles the Company’s theoretical tax expense to its effective tax expense:

	For the year ended December 31,
(in thousands of euros)	2021	2020	2019
Net loss	(47,003)	(33,590)	(50,915)
Effective tax expense	5	9	3
Recurring loss before tax	(47,058)	(33,581)	(50,912)
Theoretical tax rate (statutory rate in France)	26.50%	28.00%	31.00%
Theoretical tax (benefit) expense	(12,470)	(9,403)	(15,782)
Share-based payment	848	819	1,339
Other temporary differences	117	(6)	(1)
Other non-taxable items	(644)	(540)	(736)
Unrecognized tax losses	12,154	9,138	15,177
Effective tax expense	5	9	3
Effective tax rate	0.00%	0.00%	0.00%

The cumulative net unrecognized deferred tax assets amounted to €75.4 million in 2021, including €14.0 million of 2021 net operating loss carryforwards in comparison with €60.2 million in 2020, including €59.6 million of 2020 net operating loss carryforwards and €51.0 million in 2019, including €49.6 million of 2019 net operating loss carryforwards.
The deferred tax rate of the Company is 25.8% in 2021, 26.5% in 2020, and 25.49% in 2019, based on enacted tax rate reductions in future years.